                                                                        EX. 99.1

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                         [$500,000,000] OFFERING AMOUNT
TRANSACTION SUMMARY

---------------------------------------------------------------------------------------------------------------------------
                                                    ESTIMATED        ESTIMATED        ESTIMATED
                                                       WAL           MODIFIED          PAYMENT               EXPECTED
                  APPROXIMATE                       TO CALL          DURATION          WINDOW                 RATINGS
CERTIFICATE(a)        SIZE           COUPON          (YEARS)          (YEARS)       (# PMT DATES)       (MOODY'S/S&P/FITCH)
---------------------------------------------------------------------------------------------------------------------------
CLASS A-1          [$175,301]      Floating (b)      [0.90]           [0.85]          [1-20 (20)]          Aaa / AAA / AAA
CLASS A-2           [$63,966]         Fixed          [2.00]           [1.83]          [20-28 (9)]          Aaa / AAA / AAA
CLASS A-3           [$77,267]         Fixed          [3.00]           [2.66]         [28-48 (21)]          Aaa / AAA / AAA
CLASS A-4           [$54,546]         Fixed          [5.40]           [4.44]         [48-95 (48)]          Aaa / AAA / AAA
CLASS A-5           [$23,920]       Fixed (c)        [7.94]           [6.06]          [95-95 (1)]          Aaa / AAA / AAA
CLASS A-6           [$35,000]       Fixed (c)        [6.37]           [5.08]         [39-95 (57)]          Aaa / AAA / AAA
CLASS A-7IO         [$35,000]         IO (d)           n/a            [1.24]              n/a               Aaa/AAAr/AAA
CLASS M-1           [$31,250]       Fixed (c)        [5.35]           [4.27]         [38-95 (58)]           Aa2 / AA / AA
CLASS M-2           [$18,750]       Fixed (c)        [5.34]           [4.22]         [37-95 (59)]            A2 / A / A
CLASS B             [$20,000]       Fixed (c)        [5.33]           [4.09]         [37-95 (59)]         Baa3 / BBB- / BBB
---------------------------------------------------------------------------------------------------------------------------

NOTES:

(a)   The certificates will be priced to the 10% Optional Termination.

(b) The Pass-Through Rate on the Class A-1 Certificates adjusts monthly based on One Month LIBOR, and will be the lesser of One Month LIBOR + [ ]%, and
      (ii) the weighted average Coupon Rate of the Home Equity Loans, less the servicing and trustee fees.

(c) The Pass-Through Rate on the Class A-5, A-6, M-1, M-2 and B Certificates will equal the lesser of (i) their respective Pass-Through Rates, and (ii) the weighted average Coupon Rate of the Home Equity Loans, less the sum of
      (A) approximately [0.50375]% per annum plus (B) the product of the Class A-7IO Pass-Through Rate and the Class A-7IO Notional Balance divided by the Loan Balance of the Home Equity Loans. The pass-through rate for each class remaining outstanding will increase by 0.50% for remittance periods beginning after the Clean-up Call Date.

(d) The Class A-7IO Certificates are interest only Certificates. Interest on the Class A-7IO will be paid on a notional principal balance equal to the then outstanding principal balance of the Class A-6 Certificates (initially $[35,000,000]) at a Pass-Through Rate of [8.34]% per annum, from the first Payment Date until the Payment Date in [March 2001].

                               PRICING INFORMATION

PREPAYMENT PRICING
SPEED ASSUMPTION:                   4% CPR, increasing to 25% CPR over 12 months

PAYMENT DATE:                       The 20th day of each month (or the next Business Day thereafter) commencing in October, 1998.

PAYMENT DELAY:                      With the exception of the Class A-1 Certificates, 19 days.  With respect to the Class A-1
                                    Certificates, 0 days.

SETTLEMENT (CLOSING) DATE:          On or about September [10], 1998.

CLEAN-UP CALL DATE:                 The first Payment Date on which the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                        PRICING INFORMATION (CONTINUED)

INTEREST ACCRUAL PERIOD:            With the exception of the Class A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Payment Date based on a 30/360 day basis.

                                    With respect to any Payment Date, the Class A-1 Certificates will be entitled to interest which has accrued thereon from the preceding Payment Date (or from the Settlement Date in the case of the first Payment Date) to and including the day prior to the current Payment Date.
                                    Calculations of Interest on the Class A-1 Certificates will be made on an actual/360 day basis.













This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.     Page 2

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                           DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:                IMC Home Equity Loan Trust 1998-5

LEAD UNDERWRITER:                   DEUTSCHE BANK SECURITIES INC.

CO-UNDERWRITERS:                    Bear, Stearns and Co. Inc.
                                    Nomura Securities
                                    PaineWebber Inc.

SELLER AND SERVICER:                IMC Mortgage Company

DEPOSITOR:                          IMC Securities, Inc.

TRUSTEE:                            The Chase Manhattan Bank

OFFERING AMOUNT:                    Approximately $[500,000,000]

CUT-OFF DATE:                       September 1, 1998

STATISTICAL CALCULATION DATE:       The collateral described herein represents the pool of Home Equity Loans as of the Statistical
                                    Calculation Date of August 1, 1998.

FORM OF OFFERING:                   Book-Entry form, same-day funds through DTC, Euroclear, and CEDEL.

SENIOR CERTIFICATES:                Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7IO Certificates.

SUBORDINATE CERTIFICATES:           Class M-1, M-2 and B Certificates, as well as the Class R Certificates which are not offered hereby.

OFFERED CERTIFICATES:               The Senior Certificates and the Subordinate Certificate other than the Class R Certificates.

DENOMINATIONS:                      Minimum denominations of $[25,000] and multiples of $1,000 thereafter.

SERVICING/OTHER FEES:               The collateral is subject to certain fees, including a servicing fee of 0.50% per annum payable monthly, and trustee fees.

ADVANCING BY SERVICER:              The Servicer is required to advance from its own funds any delinquent payment of interest (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency Advances").




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.     Page 3

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                     DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:                 Credit enhancement with respect to the Certificates will be provided by (1) excess spread; (2)
                                    overcollateralization; and (3) subordination, each as described below.

  (1)  EXCESS SPREAD:               The weighted average interest rate on the Home Equity Loans is generally expected to be higher than the sum of (a) the servicing fee and trustee fee and (b) the weighted average interest rate of the Certificates.  Such excess is Excess Spread.

  (2) OVERCOLLATERALIZATION         Excess Spread will be applied, to the extent available, first to make accelerated payments of principal to the securities then entitled to receive payments of principal.  Such application will cause the aggregate principal balance of the Certificates to amortize more rapidly than the
                                    Home Equity Loans, resulting in overcollateralization.

  (3) CLASS SUBORDINATION:          The rights of the Class M-1 Certificates to receive payments will be subordinated to such rights of the Senior Certificates.  The rights of the Class M-2 Certificates to receive payments will be subordinated to such rights of the Senior Certificates and the Class M-1 Certificates.  The
                                    rights of the Class B Certificates to receive payments will be subordinated to such rights of the Senior Certificates and the Class M-1 and Class M-2 Certificates.  The rights of the Class
                                    R, which are not offered hereby, will be subordinated to such rights of the Senior Certificates and the Subordinate Certificates.

INTEREST DISTRIBUTION
PRIORITY:                           Interest Collections (net of the Servicing Fee) generally will be allocated in the following priority:
                                    i.      To pay the Trustee Fee;
                                    ii.     To pay Current Interest plus Interest Carryforward Amounts (unpaid interest from prior periods) to the Senior Certificates, paid pro rata;
                                    iii.    To pay Current Interest to the Class M-1, M-2 and B Certificates, in that order;
                                    iv.     Any remaining Interest Collections will be the Monthly Excess Interest Amount, to be a part of the Monthly Excess Cashflow Amount and to be allocated as described below.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 4

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                     DESCRIPTION OF SECURITIES (CONTINUED)

PRINCIPAL DISTRIBUTION
PRIORITY:                           Prior to the Stepdown Date, or if a Trigger Event is in effect, collections of Principal will be allocated in the following priority:
                                    i.      To the Class A-6 Certificates, the Class A-6 Lockout Distribution Amount;
                                    ii.     To the Class A-1 through A-6 Certificates, sequentially, until each of the respective
                                            Principal Balances are reduced to zero.

                                    On or after the Stepdown Date, and as long as a Trigger Event is not in effect, collections of
                                    Principal in an amount sufficient to maintain the relative subordination levels described below under "Summary of Expected Subordination and Overcollateralization" will be allocated in the following priority:
                                    i.      To the Class A-6, the Class A-6 Lockout Distribution Amount;
                                    ii.     To the Class A-1 through A-6 Certificates, sequentially, in reduction of their respective principal balances; until each of the respective Principal Balances are reduced to zero;
                                    iii.    To the Class M-1, M-2 and B Certificates, in that order, in reduction of their respective principal balances, so as to maintain the relative subordination levels described below;
                                    iv.     Any remaining amounts, along with any Overcollateralization Reduction Amount, shall be a part of the Monthly Excess Cashflow Amount.


ALLOCATION OF MONTHLY EXCESS
CASHFLOW AMOUNT:                    The Monthly Excess Cashflow Amount shall be allocated as follows:
                                    i.      As payment of the Extra Principal Distribution Amount in reduction of the Certificate
                                            Principal Balances of the Classes of Certificates then entitled to principal distributions Certificates (in the same priority as regular principal distributions);
                                    ii.     To fund the Interest Carryforward Amounts and Realized Loss Amortization Amounts of the
                                            Class M-1, M-2 and B Certificates, in that order, if any;
                                    iii.    To the Servicer for unreimbursed Delinquency Advances and Servicing Advances;
                                    iv.     To the Owners of the Class R Certificates.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 5

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                     DESCRIPTION OF SECURITIES (CONTINUED)

APPLICATION OF REALIZED
LOSSES:                             Realized Losses (as defined in the Prospectus Supplement) will be absorbed first by the application of excess spread, then by the reduction of the Overcollateralization Amount.
                                    Following the reduction of the Overcollateralization Amount to zero, any remaining amount of
                                    Realized Losses will be applied in reduction of:
                                    i.      The Class B Certificates until the Class B Certificates have been reduced to zero;
                                    ii.     The Class M-2 Certificates until the Class M-2 Certificates have been reduced to zero; and
                                    iii.    The Class M-1 Certificates until the Class M-1 Certificates have been reduced to zero.
                                    The Senior Certificates will not be reduced in respect of Realized Losses.

CLASS A-6 LOCKOUT
DISTRIBUTION AMOUNT:                For any Payment Date, the product of (i) the applicable Class A-6 Lockout Percentage and
                                    (ii) the product of (a) the Class A-6 principal balance divided by the aggregate Certificate
                                    Principal Balance of the Senior Certificates immediately prior to such Payment Date, and (b)
                                    the Class A Principal Distribution Amount for such Payment Date.

CLASS A-6 LOCKOUT
PERCENTAGE PAYMENTS:                Dates (Periods)                                     Lockout Percentage
                                    ---------------                                     ------------------
                                    Oct. 1998 - Sept. 2001    (1-36)                    0%
                                    Oct. 2001 - Sept. 2003    (37-60)                   45%
                                    Oct. 2003 - Sept. 2004    (61-72)                   80%
                                    Oct. 2004 - Sept. 2005    (73-84)                   100%
                                    Oct. 2005 and thereafter (85-     )                 300%

OVERCOLLATERALIZATION
AMOUNT:                             As of any Payment Date, the difference between the Loan Balance of the Home
                                    Equity Loans and the Aggregate Certificate Principal Balance.

TARGETED OVER-
COLLATERALIZATION AMOUNT:           Prior to the Stepdown Date (defined below), the Targeted Overcollateralization
                                    Amount will equal $[14,000,000].  On or after the Stepdown Date, the Targeted
                                    Overcollateralization Amount will be permitted to decrease to the greater of (i)
                                    [5.60]% of the then outstanding aggregate Loan Balance of the Home Equity Loans and (ii) $[2,500,000].



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 6

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                     DESCRIPTION OF SECURITIES (CONTINUED)

OVERCOLLATERALIZATION
STEPDOWN DATE:                      While a Trigger Event is not in effect, the Stepdown Date is the Payment Date occurring on the later of:
                                    i.       The Payment Date in [November 2001] (the 37th Payment Date); and
                                    ii.      The first Payment Date on which the Senior Enhancement Percentage is greater than or equal to [33.60]%.

OVERCOLLATERALIZATION
RELEASE AMOUNT:                     The positive difference, if any, between the Targeted Overcollateralization
                                    Amount and the Overcollateralization Amount.


SUMMARY OF EXPECTED SUBORDINATION AND OVERCOLLATERALIZATION:

---------------------------------------------------------------------------------------------------------------------------
                                                  EXPECTED INITIAL
                           EXPECTED INITIAL       OVER-                        TARGETED                TARGETED OVER-
                           SUBORDINATION (a):     COLLATERALIZATION(b)         Subordination(c):       COLLATERALIZATION(d)
---------------------------------------------------------------------------------------------------------------------------
CLASS A CERTIFICATES            [14.00]%                [2.80]%                   [28.00]%                     [5.60]%
CLASS M-1 CERTIFICATES           [7.75]%                [2.80]%                   [15.50]%                     [5.60]%
CLASS M-2 CERTIFICATES           [4.00]%                [2.80]%                   [8.00]%                      [5.60]%
CLASS B CERTIFICATES             [0.00]%                [2.80]%                   [0.00]%                      [5.60]%
---------------------------------------------------------------------------------------------------------------------------

(a) Represents the expected subordination as of the Closing Date (as a percentage of the Offered Certificates).
(b) Represents the expected amount of Overcollateralization as of the Payment Date on which the Targeted Overcollateralization Amount is first reached (as a percentage of the Offered Certificates).
(c) Represents the expected subordination on and after the Stepdown Date (as a percentage of the Offered Certificates).
(d) Represents the expected amount of Overcollateralization as of the Stepdown Date (as a percentage of the Offered Certificates).

TRIGGER EVENT:                      A Trigger Event has occurred if the 60+ day delinquency percentage exceeds 50%
                                    of the Senior Enhancement Percentage.  An occurrence of a Trigger Event will prevent the principal payment priority from switching to a pro-rata distribution, which includes the Subordinate Certificates, after the Stepdown
                                    Date.

SENIOR ENHANCEMENT
PERCENTAGE:                         The percentage obtained by dividing (x) the sum of the aggregate Certificate
                                    Principal Balance of the Subordinated Certificates and the Overcollateralization
                                    Amount by (y) the then outstanding Loan Balance of the Home Equity Loans.

FEDERAL TAX ASPECTS:                The Trust will consist of two segregated asset pools, (the "Upper-Tier REMIC"
                                    and the "Lower-Tier REMIC"). Each class of the Offered Certificates will be designated as a "regular interest" in the Upper-Tier REMIC.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 7

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                     DESCRIPTION OF SECURITIES (CONTINUED)

ERISA CONSIDERATION:                All of the Senior Certificates are expected to be ERISA eligible.  The
                                    Subordinate Certificates will NOT be ERISA eligible.

SMMEA ELIGIBILITY:                  The Certificates will NOT constitute "mortgage-related securities" for purposes of SMMEA.

PROSPECTUS:                         The Certificates are being offered pursuant to a Prospectus which includes a
                                    Prospectus Supplement (together, the "Prospectus").  Complete information with respect to the Certificates and the Home Equity Loans is contained in the
                                    Prospectus.  The material presented herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                                    Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.










This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 8

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                        BOND SENSITIVITY TO PREPAYMENTS

--------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      8.743       1.492        1.105       0.901       0.774        0.687
Modified Duration                         6.284       1.375        1.035       0.850       0.734        0.653
First Principal Payment                10/20/98    10/20/98     10/20/98    10/20/98    10/20/98     10/20/98
Last Principal Payment                  4/20/13     9/20/01     10/20/00     5/20/00     1/20/00     11/20/99
Principal Window (years)                 14.583       3.000        2.083       1.667       1.333        1.167
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     14.738       3.744        2.586       2.000       1.638        1.395
Yield @ par                               6.215       6.150        6.110       6.072       6.036        6.000
Modified Duration                         9.446       3.255        2.328       1.833       1.519        1.303
First Principal Payment                 4/20/13     9/20/01     10/20/00     5/20/00     1/20/00     11/20/99
Last Principal Payment                  7/20/13     3/20/03     10/20/01     1/20/01     8/20/00      4/20/00
Principal Window (years)                  0.333       1.583        1.083       0.750       0.667        0.500
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-3 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     16.554       6.302        4.104       3.000       2.322        1.944
Yield @ par                               6.370       6.338        6.309       6.278       6.245        6.217
Modified Duration                         9.974       5.029        3.510       2.657       2.103        1.781
First Principal Payment                 7/20/13     3/20/03     10/20/01     1/20/01     8/20/00      4/20/00
Last Principal Payment                  9/20/19    11/20/07      4/20/04     9/20/02     6/20/01     12/20/00
Principal Window (years)                  6.250       4.750        2.583       1.750       0.917        0.750
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-4 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     24.767      12.117        7.984       5.400       3.788        2.622
Yield @ par                               6.346       6.333        6.318       6.298       6.272        6.232
Modified Duration                        12.233       8.226        6.066       4.439       3.269        2.354
First Principal Payment                 9/20/19    11/20/07      4/20/04     9/20/02     6/20/01     12/20/00
Last Principal Payment                  8/20/25     3/20/13      2/20/09     8/20/06    12/20/03      8/20/01
Principal Window (years)                  6.000       5.417        4.917       4.000       2.583        0.750
--------------------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 9

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                  BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------
CLASS A-5 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     26.944      14.528       10.444       7.944       6.057        4.285
Yield @ par                               6.479       6.470        6.461       6.451       6.437        6.413
Modified Duration                        12.510       9.211        7.416       6.036       4.886        3.632
First Principal Payment                 8/20/25     3/20/13      2/20/09     8/20/06    12/20/03      8/20/01
Last Principal Payment                  8/20/25     3/20/13      2/20/09     8/20/06    12/20/04     10/20/03
Principal Window (years)                  0.083       0.083        0.083       0.083       1.083        2.250
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-6 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     11.664       7.590        6.861       6.366       5.704        5.026
Yield @ par                               6.250       6.234        6.230       6.227       6.221        6.213
Modified Duration                         7.960       5.791        5.373       5.084       4.669        4.207
First Principal Payment                10/20/01    10/20/01     10/20/01    12/20/01     5/20/02     11/20/02
Last Principal Payment                  8/20/25     3/20/13      2/20/09     8/20/06    12/20/04     10/20/03
Principal Window (years)                 23.917      11.500        7.417       4.750       2.667        1.000
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-7IO (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Yield @ 18.9355                           6.663       6.663        6.663       6.663       6.663        6.663
Modified Duration                         1.244       1.244        1.244       1.244       1.244        1.244
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     20.658       9.922        6.996       5.346       4.517        4.212
Yield @ par                               7.027       7.008        6.992       6.976       6.964        6.958
Modified Duration                        10.477       6.789        5.265       4.267       3.736        3.540
First Principal Payment                 7/20/13     9/20/03      3/20/02    11/20/01     1/20/02      4/20/02
Last Principal Payment                  8/20/25     3/20/13      2/20/09     8/20/06    12/20/04     10/20/03
Principal Window (years)                 12.167       9.583        7.000       4.833       3.000        1.583
--------------------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 10

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                  BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------
CLASS M-2 (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     20.658       9.922        6.996       5.336       4.436        3.978
Yield @ par                               7.333       7.313        7.297       7.280       7.266        7.256
Modified Duration                        10.221       6.688        5.205       4.220       3.646        3.341
First Principal Payment                 7/20/13     9/20/03      3/20/02    10/20/01    12/20/01      1/20/02
Last Principal Payment                  8/20/25     3/20/13      2/20/09     8/20/06    12/20/04     10/20/03
Principal Window (years)                 12.167       9.583        7.000       4.917       3.083        1.833
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS B (TO CALL)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     20.658       9.922        6.996       5.329       4.393        3.870
Yield @ par                               8.337       8.315        8.296       8.277       8.259        8.247
Modified Duration                         9.447       6.374        5.016       4.090       3.523        3.187
First Principal Payment                 7/20/13     9/20/03      3/20/02    10/20/01    10/20/01     11/20/01
Last Principal Payment                  8/20/25     3/20/13      2/20/09     8/20/06    12/20/04     10/20/03
Principal Window (years)                 12.167       9.583        7.000       4.917       3.250        2.000
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-4 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     24.849      12.143        8.068       5.411       3.788        2.622
Yield @ par                               6.347       6.333        6.322       6.299       6.272        6.232
Modified Duration                        12.248       8.236        6.108       4.445       3.269        2.354
First Principal Payment                 9/20/19    11/20/07      4/20/04     9/20/02     6/20/01     12/20/00
Last Principal Payment                  7/20/26     7/20/13      5/20/10     2/20/07    12/20/03      8/20/01
Principal Window (years)                  6.917       5.750        6.167       4.500       2.583        0.750
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-5 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     28.829      17.889       14.357      11.423       8.129        4.589
Yield @ par                               6.492       6.527        6.564       6.578       6.549        6.443
Modified Duration                        12.829      10.294        9.103       7.824       6.053        3.823
First Principal Payment                 7/20/26     7/20/13      5/20/10     2/20/07    12/20/03      8/20/01
Last Principal Payment                  4/20/28     2/20/24      3/20/18    11/20/13     3/20/12     11/20/09
Principal Window (years)                  1.833      10.667        7.917       6.833       8.333        8.333
--------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 11

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                  BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------
CLASS A-6 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     11.664       7.594        6.919       6.566       6.453        6.609
Yield @ par                               6.250       6.235        6.233       6.239       6.273        6.329
Modified Duration                         7.960       5.792        5.402       5.198       5.135        5.233
First Principal Payment                10/20/01    10/20/01     10/20/01    12/20/01     5/20/02     11/20/02
Last Principal Payment                  2/20/28    11/20/23     12/20/17     7/20/13     1/20/12      8/20/09
Principal Window (years)                 26.417      22.167       16.250      11.667       9.750        6.833
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     20.949      10.320        7.534       5.847       4.923        4.548
Yield @ par                               7.029       7.018        7.016       7.009       6.999        6.993
Modified Duration                        10.521       6.916        5.495       4.519       3.970        3.753
First Principal Payment                 7/20/13     9/20/03      3/20/02    11/20/01     1/20/02      4/20/02
Last Principal Payment                  2/20/28    10/20/19      3/20/14     5/20/12     9/20/09      9/20/07
Principal Window (years)                 14.667      16.167       12.083      10.583       7.750        5.500
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS M-2 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     20.936      10.221        7.517       5.773       4.790        4.271
Yield @ par                               7.335       7.321        7.320       7.309       7.298        7.289
Modified Duration                        10.259       6.783        5.421       4.439       3.849        3.526
First Principal Payment                 7/20/13     9/20/03      3/20/02    10/20/01    12/20/01      1/20/02
Last Principal Payment                 11/20/27     7/20/17      7/20/13     1/20/11     7/20/08      9/20/06
Principal Window (years)                 14.417      13.917       11.417       9.333       6.667        4.750
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS B (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%         50%          75%        100%        125%         150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                     20.869      10.027        7.350       5.605       4.617        4.057
Yield @ par                               8.338       8.317        8.312       8.296       8.281        8.269
Modified Duration                         9.470       6.405        5.151       4.222       3.646        3.301
First Principal Payment                 7/20/13     9/20/03      3/20/02    10/20/01    10/20/01     11/20/01
Last Principal Payment                  7/20/27     5/20/15      1/20/13     9/20/09     6/20/07     11/20/05
Principal Window (years)                 14.083      11.750       10.917       8.000       5.750        4.083
--------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 12

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                  DESCRIPTION OF THE POOL OF HOME EQUITY LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

TOTAL NUMBER OF LOANS:                                                    8,277
TOTAL OUTSTANDING LOAN BALANCE:                                      $499,994,462.56
     BALLOON (% OF TOTAL):                                                64.82%
     LEVEL PAY (% OF TOTAL):                                              35.18%
AVERAGE LOAN PRINCIPAL BALANCE (CURRENT):                               $60,407.69
WEIGHTED AVERAGE CLTV:                                                    77.22%
% OF POOL WITH CLTVs>90%:                                                  3.13%
WEIGHTED AVERAGE COUPON:                                                  10.85%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                     249.9
WEIGHTED AVERAGE SEASONING (MONTHS):                                       2.3
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                  252.2
RANGE OF ORIGINAL TERMS:                                                LEVEL PAY                   BALLOON
                                                                        ---------                   -------
                                                                  Up to 60:      0.14%      Up to 60:       0.04%
                                                                  61 - 120:      2.65%      61 - 120:       0.24%
                                                                 121 - 180:     22.99%      121 - 180:     99.72%
                                                                 181 - 240:     16.13%
                                                                 241 - 300:      1.36%
                                                                 301 - 360:     56.73%









This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 13

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
            STATE                     COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
                       Alabama              10             798,775            0.16
                       Arizona              63           3,424,552            0.68
                      Arkansas              22             811,785            0.16
                    California              84           6,688,666            1.34
                      Colorado             101           6,226,056            1.25
                   Connecticut             104           7,483,480            1.50
                      Delaware              37           2,254,962            0.45
          District of Columbia               8             736,572            0.15
                       Florida             930          49,546,824            9.91
                       Georgia             297          16,379,240            3.28
                        Hawaii               6             589,285            0.12
                         Idaho              20             804,975            0.16
                      Illinois             422          27,979,219            5.60
                       Indiana             419          19,830,422            3.97
                          Iowa              41           1,956,527            0.39
                        Kansas              20           1,103,745            0.22
                      Kentucky             100           4,847,770            0.97
                     Louisiana              62           2,962,570            0.59
                         Maine              18           1,167,794            0.23
                      Maryland             290          19,423,326            3.88
                 Massachusetts             156          11,307,623            2.26
                      Michigan             908          53,569,894           10.71
                     Minnesota              51           3,512,652            0.70
                   Mississippi              82           3,641,874            0.73
                      Missouri              84           3,913,932            0.78
                       Montana               5             330,802            0.07
                      Nebraska              34           1,481,359            0.30
                        Nevada              24           1,612,499            0.32
                 New Hampshire              10             743,627            0.15
                    New Jersey             335          26,710,245            5.34
                    New Mexico              53           3,781,851            0.76
                      New York             848          62,786,931           12.56
                North Carolina             393          23,371,279            4.67
                  North Dakota               2              60,897            0.01
                          Ohio             590          33,278,510            6.66
                      Oklahoma              12             384,864            0.08
                        Oregon              34           1,638,303            0.33
                  Pennsylvania             496          27,770,018            5.55
                  Rhode Island              31           2,096,356            0.42
                South Carolina             266          15,002,860            3.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 14

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
      STATE (CONTINUED)               COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
                  South Dakota               2              51,080            0.01
                     Tennessee             366          20,765,811            4.15
                         Texas             115           7,626,617            1.53
                          Utah              48           3,302,182            0.66
                       Vermont               5             257,962            0.05
                      Virginia             137           8,203,371            1.64
                    Washington              20           1,232,671            0.25
                 West Virginia              44           2,282,515            0.46
                     Wisconsin              67           3,854,498            0.77
                       Wyoming               5             404,837            0.08
                                     --------       -------------      ----------
                        TOTAL:           8,277         499,994,463          100.00

-----------------------------------------------------------------------------------
         COMBINED LTV                 COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
              10.001 -  15.000               8             178,410            0.04
              15.001 -  20.000              29             741,992            0.15
              20.001 -  25.000              37           1,108,392            0.22
              25.001 -  30.000              50           1,257,616            0.25
              30.001 -  35.000              73           2,697,488            0.54
              35.001 -  40.000              96           4,108,934            0.82
              40.001 -  45.000              99           3,819,135            0.76
              45.001 -  50.000             182           8,148,930            1.63
              50.001 -  55.000             159           6,815,636            1.36
              55.001 -  60.000             282          13,237,860            2.65
              60.001 -  65.000             475          25,417,565            5.08
              65.001 -  70.000             753          42,866,882            8.57
              70.001 -  75.000           1,055          62,224,369           12.45
              75.001 -  80.000           2,325         158,250,397           31.65
              80.001 -  85.000           1,226          85,458,008           17.09
              85.001 -  90.000             915          68,000,578           13.60
              90.001 -  95.000             111           3,885,377            0.78
              95.001 - 100.000             402          11,776,894            2.36
                                     --------       -------------      ----------
                        TOTAL:           8,277         499,994,463          100.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 15

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
        CURRENT COUPON                COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
               4.001 -   5.000               1              51,344            0.01
               6.001 -   7.000              15           1,926,129            0.39
               7.001 -   8.000              41           3,982,722            0.80
               8.001 -   9.000             496          39,001,151            7.80
               9.001 -  10.000           1,561         115,350,965           23.07
              10.001 -  11.000           2,343         150,900,566           30.18
              11.001 -  12.000           1,798         102,287,240           20.46
              12.001 -  13.000           1,198          54,207,817           10.84
              13.001 -  14.000             575          23,740,404            4.75
              14.001 -  15.000             192           6,762,791            1.35
              15.001 -  16.000              44           1,448,739            0.29
              16.001 -  17.000               9             205,103            0.04
              17.001 -  18.000               2              99,348            0.02
              18.001 -  19.000               2              30,144            0.01
                                     --------       ---------------     ----------
TOTAL:                                   8,277         499,994,463          100.00

-----------------------------------------------------------------------------------
       CURRENT BALANCE                COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
          0.01 -    10,000.00                85           742,567              0.15
     10,000.01 -    20,000.00               738        11,859,411              2.37
     20,000.01 -    30,000.00             1,066        27,171,813              5.43
     30,000.01 -    40,000.00             1,145        40,591,455              8.12
     40,000.01 -    50,000.00             1,087        49,228,036              9.85
     50,000.01 -    60,000.00               951        52,624,346             10.52
     60,000.01 -    70,000.00               706        46,015,346              9.20
     70,000.01 -    80,000.00               592        44,407,339              8.88
     80,000.01 -    90,000.00               412        35,094,788              7.02
     90,000.01 -   100,000.00               312        29,772,281              5.95
    100,000.01 -   110,000.00               277        29,068,727              5.81
    110,000.01 -   120,000.00               204        23,513,833              4.70
    120,000.01 -   130,000.00               140        17,547,827              3.51
    130,000.01 -   140,000.00               122        16,432,431              3.29
    140,000.01 -   150,000.00                95        13,743,686              2.75
    150,000.01 -   160,000.00                86        13,418,133              2.68
    160,000.01 -   170,000.00                60         9,943,110              1.99
    170,000.01 -   180,000.00                53         9,292,802              1.86
    180,000.01 -   190,000.00                40         7,395,442              1.48
    190,000.01 -   200,000.00                38         7,457,327              1.49




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 16

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 CURRENT BALANCE                          COUNT            BALANCE$           POOL%
   (CONTINUED)
-----------------------------------------------------------------------------------
    200,000.01 -   210,000.00               32           6,565,005            1.31
    210,000.01 -   220,000.00               14           3,032,564            0.61
    220,000.01 -   230,000.00               17           3,799,605            0.76
    230,000.01 -   240,000.00                2             469,115            0.09
    250,000.01 -   260,000.00                1             260,000            0.05
    260,000.01 -   270,000.00                1             265,156            0.05
    280,000.01 -   290,000.00                1             282,318            0.06
                                     --------       -------------      ----------
TOTAL:                                   8,277         499,994,463          100.00



-----------------------------------------------------------------------------------
        PROPERTY TYPE                 COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
                    Two Family             367          25,704,778            5.14
                  Three Family              62           5,047,414            1.01
                   Four Family              83           7,052,000            1.41
        Condo 4 & Less Stories              96           5,060,678            1.01
             Condo > 4 Stories              20           1,073,531            0.21
             Manu Hsg Dbl-Wide               1              30,670            0.01
          Manufactured Housing             104           5,022,327            1.00
                     Mixed Use               6             694,339            0.14
      Multi Family Residential              11           1,015,583            0.20
                PUD - Attached               1              70,863            0.01
                PUD - Detached              16           1,653,810            0.33
      Single Family - Attached             248          13,402,750            2.68
      Single Family - Detached           7,236         432,705,304           86.54
                     Townhouse              26           1,460,417            0.29
                                     --------       -------------      ----------
TOTAL:                                   8,277         499,994,463          100.00




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 17

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
        REMAINING TERM                COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
                         =< 60              19             517,775            0.10
                      61 -  90              19             708,571            0.14
                      91 - 120             314           8,286,116            1.66
                     121 - 150               7             324,996            0.06
                     151 - 180           4,514         249,602,407           49.92
                     181 - 210               5             257,580            0.05
                     211 - 240             928          52,028,251           10.41
                     241 - 270               1              58,416            0.01
                     271 - 300              78           4,350,829            0.87
                        301 >=           2,392         183,859,523           36.77
                                     --------       -------------      ----------
TOTAL:                                   8,277         499,994,463          100.00


-----------------------------------------------------------------------------------
          LIEN TYPE                   COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
                    First Lien           6,541         446,330,518           89.27
                   Second Lien           1,736          53,663,945           10.73
                                     --------       -------------      ----------
TOTAL:                                   8,277         499,994,463          100.00


-----------------------------------------------------------------------------------
          OCCUPANCY                   COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
                         OWNER           7,677         469,724,430           93.95
                     NON-OWNER             600          30,270,033            6.05
                                     --------       -------------      ----------
TOTAL:                                   8,277         499,994,463          100.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 18

AUGUST 25, 1998                                     DEUTSCHE BANK SECURITIES [/]
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
   MONTHS SINCE ORIGINATION           COUNT            BALANCE$           POOL%
-----------------------------------------------------------------------------------
                            0              958          59,613,040           11.92
                            1            2,088         126,967,568           25.39
                            2            2,260         135,957,236           27.19
                            3            1,248          75,131,673           15.03
                            4              738          44,727,726            8.95
                            5              535          32,740,672            6.55
                      6 -  12              429          23,945,548            4.79
                     13 -  24               14             623,555            0.12
                     25 -  36                7             287,445            0.06
                                     --------       ---------------     ----------
TOTAL:                                   8,277         499,994,463          100.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.    Page 19